UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)

           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (678) 258-4000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2004, Concurrent Computer Corporation (the "company") issued a press release containing information about the company's financial condition and results of operations for its first fiscal quarter ended September 30, 2004. Included in the press release are (1) the condensed consolidated balance sheets of the company as of September 30, 2004 (unaudited) and June 30, 2004, (2) the company's unaudited condensed consolidated statements of operations for the three months ended September 30, 2004 and 2003, and (3) the company's unaudited segment data for the three months ended September 30, 2004 and 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          The following exhibit is filed herewith:

EXHIBIT  NO.          DESCRIPTION
------------          -----------

99.1 - Press release of Concurrent Computer Corporation, issued on October 22, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 22, 2004.

                         CONCURRENT COMPUTER CORPORATION
                         (Registrant)


                         By:   /s/ Steve R. Norton
                            ---------------------------------------
                            Steven R. Norton
                            Executive Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1                Press Release of Concurrent Computer Corporation, issued on
                    October 22, 2004.


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